EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Quarterly Report of Breeze-Eastern Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2008	/s/ Robert L.G. White
Robert L.G. White,
President & Chief Executive Officer

Date: November 4, 2008	/s/ Joseph F. Spanier
Joseph F. Spanier,
Chief Financial Officer

35